UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2020

FCCC, INC.
(Exact name of Registrant as specified in its charter)

Connecticut	001-08589	06-0759497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 West 106th Street, Carmel, Indiana	46032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 441-4563

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2020, FCCC, Inc., a Connecticut corporation (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Frederick L. Farrar, the Company’s Chief Executive Officer and Chief Financial Officer. Pursuant to the Purchase Agreement, on September 21, 2020, the Company issued and sold to Mr. Farrar a Convertible Promissory Note in aggregate principal amount of $65,000 bearing 5.0% interest per annum due and payable in cash on October 31, 2022 (the “Note”).

The Note is unsecured and may be prepaid by the Company in whole or in part at any time without penalty or premium, at the option of the Company. Mr. Farrar has the option, on or prior to the maturity date, to convert all (but not less than all) of the principal and accrued but unpaid interest under this Note into the Company’s common stock, no par value, at a conversion price of $0.23 per share.  The most recent trade price for the Company’s common stock prior to entering into the Purchase Agreement was $0.21 per share.

The Purchase Agreement and the Note were each reviewed and approved by the Company’s board of directors, including all disinterested directors.

The descriptions of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the forms of the Purchase Agreement and Note which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information in Item 1.01 is incorporated by reference herein.

The Note was issued in reliance upon exemptions from registration requirements pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, and pursuant to applicable state securities laws and regulations, in that the sale and purchase of such securities did not involve any public offering, Mr. Farrar is an “accredited investor” as that term is defined under Rule 501 of Regulation D, Mr. Farrar had access to information about the Company and its investment, Mr. Farrar took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Note Purchase Agreement, by and between FCCC, Inc. and Frederick Farrar, dated September 21, 2020
10.2	Convertible Promissory Note of FCCC, Inc. in favor of Frederick Farrar, dated September 21, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FCCC, INC.

Date: September 23, 2020	By:	/s/ Frederick Farrar
Frederick Farrar
Chief Executive Officer and Chief Financial Officer

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